AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
June 2013

For the month of June 2013, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -1.58% and a net return of -1.61%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -1.55% for the month.

June gross relative performance: -0.03%

Performance for periods ended June 30, 2013
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(2.40%)	(0.65%)	3.98%	5.66%	4.91%
HIT Total Net Rate of Return	(2.61%)	(1.06%)	3.54%	5.20%	4.48%
Barclays Capital Aggregate Bond Index	(2.44%)	(0.69%)	3.51%	5.19%	4.52%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by corporate bonds, the worst performing major sector in the Barclays Aggregate with excess returns to Treasuries of -118 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 21.5% of the index as of June 30, 2013.

●	The portfolio’s slightly short relative duration as interest rates rose across the yield curve. Two-year, five-year, and 10-year Treasuries rose by 6 bps, 38 bps, and, 36 bps, respectively.

Negative contributions to the HIT’s performance included:

●
Weaker performance from the HIT’s agency multifamily mortgage-backed securities as spreads to Treasuries widened across all products.  Ginnie Mae permanent loan certificate and construction/permanent loan certificate spreads expanded, respectively, by about 21 bps and 24 bps relative to Treasuries. Fannie Mae multifamily DUS securities 10/9.5 and 5/4.5 structures widened relative to Treasuries by approximately 21 bps and 9 bps, respectively.

AFL-CIO HOUSING INVESTMENT TRUST                                           June 2013 Performance Commentary

●
The portfolio’s underweight to agency fixed-rate single family mortgage-backed securities (RMBS), as this sector was the best performing major sector in the Barclays Aggregate with excess returns to Treasuries of 13 bps.  As of June 30, 2013, the HIT had 24.0% allocated to RMBS compared to 29.4% for the index.

June 2013 Sector Performance

Sector	AbsoluteReturn	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.10%	0	5.15
Agencies	-1.31%	-51	3.95
Single family agency MBS (RMBS)	-0.96%	+13	5.22
Corporates	-2.76%	-118	6.87
Commercial MBS (CMBS)	-1.45%	-90	3.14
Asset-backed securities (ABS)	-0.57%	-12	2.78
    Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	5/31/13	6/30/13	Change
1 Month	0.018%	0.008%	-0.010%
3 Month	0.028%	0.033%	0.005%
6 Month	0.063%	0.094%	0.030%
1 Year	0.129%	0.145%	0.015%
2 Year	0.295%	0.357%	0.062%
3 Year	0.486%	0.648%	0.162%
5 Year	1.019%	1.395%	0.377%
7 Year	1.528%	1.942%	0.415%
10 Year	2.129%	2.487%	0.358%
30 Year	3.280%	3.500%	0.220%
             Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.